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                                                                    Exhibit 10.7






                                TECO ENERGY, INC.

           FORMS OF SEVERANCE AGREEMENTS BETWEEN TECO ENERGY, INC. AND
                            CERTAIN SENIOR EXECUTIVES

                    AMENDED AND RESTATED AS OF OCT. 22, 1999



















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                                                                    Exhibit 10.7
                                                     PRIVILEGED AND CONFIDENTIAL


                                      Date


Name
Address
Address 2


Dear First Name:


         TECO Energy, Inc. (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its stockholders.

         The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

         In order to induce you to remain in the employ of the Company and in consideration of your agreement set forth in Subsection 2(iii) hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2(i) hereof) (or is deemed to be terminated subsequent to a change in control of the Company in accordance with the second sentence of Section 3 hereof) under the circumstances described below. Amd Date

         1. Term of Agreement. Subject to the provisions of Section 13 hereof, this Agreement shall commence on the date hereof and shall continue in effect through June 30, 2001; provided, however, that commencing on July 1, 2000 and each July 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than March 31 of such year, the Company shall have given notice that it does not wish to extend this Agreement (provided that no such notice may be given during the pendency of or within two years following a potential change in control of the Company, as defined in Section 2(ii) hereof);




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provided, further, if a change in control of the Company shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of thirty-six (36) months beyond the month in which such change in control occurred.

         2. Change in Control; Potential Change in Control. (i) Except as provided in the second sentence of Section 3 hereof, no benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below. For purposes of this Agreement, a "change in control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is in fact required to comply therewith; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

                  (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (B) during any period of twenty-four (24) consecutive months (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (A), (C) or (D) of this Section 2(i)) whose election by the Board or nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation resulting in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires 30% or more of the combined voting power of the Company's then outstanding securities; or




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                  (D) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets.

                           (ii) For purposes of this Agreement, a "potential
                  change in control of the Company" shall be deemed to have occurred if:

                  (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company;

                  (B) any person (as hereinabove defined), including the Company, publicly announces an intention to take or consider taking actions which if consummated would constitute a change in control of the Company;

                  (C) any person (as hereinabove defined), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (a) is or becomes the beneficial owner, (b) discloses directly or indirectly to the Company or publicly a plan or intention to become the beneficial owner, or (c) makes a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the beneficial owner, directly or indirectly, of securities representing 9.9% or more of the combined voting power of the outstanding voting securities of the Company; or

                  (D) the Board adopts a resolution to the effect that, for purposes of this Agreement, a potential change in control of the Company has occurred.

                           (iii) You agree that, subject to the terms and
                  conditions of this Agreement, in the event of a potential change in control of the Company, you will remain in the employ of the Company until the earliest of (a) a date which is one (1) year from the occurrence of such potential change in control of the Company, (b) the termination by you of your employment after you attain "normal retirement age" under the provisions of the TECO Energy Group Retirement Plan or any successor thereto (the "Retirement Plan") or by reason of Disability as defined in Section 3(i), or (c) the date of the occurrence of a change in control of the Company.

         3. Termination Following Change in Control. If (i) your employment is terminated following a change in control of the Company and during the term of this Agreement (as determined under Section 1 hereof), other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by you without Good Reason, or (ii) you voluntarily terminate your employment for any reason during the one-month period commencing on the first anniversary of the change in control of the Company, then, in either such case, the Company shall pay you the amounts, and provide you the benefits, described in Section 4(iii) hereof. For purposes of this Agreement, your




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employment shall be deemed to have been terminated following a change in control of the Company by the Company without Cause or by you with Good Reason, if (i) your employment is terminated by the Company without Cause prior to a change in control of the Company (whether or not such a change in control ever occurs) and such termination was at the request or direction of a "person" (as hereinabove defined) who has entered into an agreement with the Company the consummation of which would constitute a change in control of the Company, (ii) you terminate your employment for Good Reason prior to a change in control of the Company (whether or not such a change in control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such person, or (iii) your employment is terminated by the Company without Cause or by you for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a change in control of the Company (whether or not such a change in control ever occurs).

                           (i) Disability. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six (6) consecutive months, and within thirty (30) days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability".

                           (ii) Cause. Termination by the Company of your employment for "Cause" shall mean termination upon (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason, as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Subsection and specifying the particulars thereof in detail.

                           (iii) Good Reason. "Good Reason" for termination by
                  you of your employment shall mean the occurrence (without your express written consent) after any change in control of the Company, or prior to a change in control of the Company under the circumstances described in the second sentence of Section 3 hereof (treating all references in paragraphs (A) through (H) below to a "change in control of the Company" as references to a "potential change in control of the




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                  Company"), of any one of the following acts by the Company, or failures by the Company to act:

                  (A) the assignment to you of any duties inconsistent (except in the nature of a promotion) with the position in the Company that you held immediately prior to the change in control of the Company or a substantial adverse alteration in the nature or status of your position or responsibilities or the conditions of your employment from those in effect immediately prior to the change in control of the Company;

                  (B) a reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                  (C) the Company's requiring you to be based more than twenty-five (25) miles from the Company's offices at which you were principally employed immediately prior to the date of the change in control of the Company except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                  (D) the failure by the Company to pay to you any portion of your current compensation or compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                  (E) the failure by the Company to continue in effect any material compensation or benefit plan in which you participate immediately prior to the change in control of the Company unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, than existed at the time of the change in control;

                  (F) the failure by the Company to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, or disability plans in which you were participating at the time of the change in control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the change in control of the Company, or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of your years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the change in control of the Company;

                  (G) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6




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         hereof; or

                  (H) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

                           (iv) Notice of Termination. Any purported termination
                  of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 7 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                           (v) Date of Termination, Etc. "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (B) if your employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than thirty (30) days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than fifteen (15) nor more than sixty
                  (60) days, respectively, from the date such Notice of Termination is given); provided that if within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a binding arbitration award; and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.




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         4. Compensation Upon Termination or During Disability. Following a
change in control of the Company, as defined by Subsection 2(i), or prior to a change in control of the Company under the circumstances described in the second sentence of Section 3 hereof, upon termination of your employment or during a period of disability you shall be entitled to the following benefits:

                           (i) During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Company's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 3(i) hereof. Thereafter, or in the event your employment shall be terminated by reason of your death, your benefits shall be determined under the Company's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

                           (ii) If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due, and the Company shall have no further obligations to you under this Agreement.

                           (iii) If your employment by the Company terminates in
                  a manner entitling you to benefits under this Section pursuant to Section 3 hereof, then you shall be entitled to the benefits provided below:

                  (A) the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company, at the time such payments are due, except as otherwise provided below;

                  (B) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you a lump sum severance payment (together with the payments provided in paragraphs (D), (E) and (F) below, the "Severance Payments") equal to three (3) times the sum of (1) the greater of (a) your annual rate of base salary in effect on the Date of Termination or
         (b) your annual rate of base salary in effect immediately prior to the change in control of the Company and (2) the greatest of (a) the average of the last two annual bonuses (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding the Date of Termination, (b) the average of the last two annual bonuses (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding such change in control, (c) the most recent annual bonus (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding the Date of Termination, or (d) the most recent annual




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         bonus (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding such change in control, or (e) in the event that on the date of the change in control of the the Company you have been employed by the Company for less than two years and have not yet been considered for receipt of an annual bonus, your annual incentive target award in effect immediately prior to such change in control;

                  (C) the Company shall also pay to you, within five (5) days after any such fees or expenses are incurred, all legal fees and expenses incurred by you as a result of or in connection with such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined by arbitration, in accordance with Section 11 of this Agreement, to be frivolous) or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder;

                  (D) for a thirty-six (36) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to those which you are receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(iii)(D) shall be reduced to the extent comparable benefits are actually received by you from a subsequent employer during the thirty-six (36) month period following your termination, and any such benefits actually received by you shall be reported to the Company;

                  (E) in addition to the retirement benefits to which you are entitled under the Retirement Plan, any supplemental retirement or excess benefit plan maintained by TECO or any of its subsidiaries or any successor plans thereto (hereinafter collectively referred to as the "Pension Plans"), the Company shall pay you in cash a lump sum equal to the excess of (a) the actuarial equivalent (computed at your date of termination) of the retirement pension (taking into account any early retirement subsidies and post-retirement surviving spouse benefits associated therewith and determined as an annuity payable in the normal form under the Pension Plans commencing at your normal retirement age under the Retirement Plan or any earlier date, but in no event earlier than the third anniversary of the Date of Termination, whichever annuity the actuarial equivalent of which is greatest) which you would have accrued under the terms of the Pension Plans (without regard to the limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment to the Pension Plans made subsequent to a change in control of the Company and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if you were fully vested thereunder and had continued to be a participant in each of the Pension Plans for thirty-six (36) additional months and as if you had accumulated thirty-six (36) additional months of compensation (for purposes of determining your pension benefits thereunder), each in an amount equal to the sum of the




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         amounts determined under clauses (1) and (2) of Section 4(iii)(B)
         hereof over (b) the actuarial equivalent (computed at your date of termination) of the vested retirement pension (taking into account any early retirement subsidies and post-retirement surviving spouse benefits associated therewith and determined as an annuity payable in the normal form under the Pension Plans commencing at your normal retirement age under the Retirement Plan or any earlier date, but in no event earlier than the Date of Termination, whichever annuity the actuarial equivalent of which is greatest) which you had then accrued pursuant to the provisions of the Pension Plans. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same actuarial assumptions utilized in determining the amount of alternate forms of benefits under the Retirement Plan immediately prior to the change in control of the Company; and

                  (F) should you move your residence in order to pursue other business opportunities within one (1) year of the Date of Termination, the Company will pay you, within five (5) days after any such expenses are incurred, an amount equal to the expenses incurred by you in connection with such relocation (including expenses incurred in selling your home to the extent such expenses were customarily reimbursed by the Company to transferred executives prior to the change in control of the Company) and which are not reimbursed by another employer.

                           (iv) Except as otherwise specifically provided in
                  paragraph (C) and (F) thereof, the payments provided for in Subsection (iii) shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you payable on the fifth day after demand therefor by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the
                  Code).

                           (v) You shall not be required to mitigate the amount of any payment provided for in this Section 4 or Section 5 hereof by seeking other employment or otherwise, nor, except as specifically provided in Sections 4(iii)(D) and (F) above, shall the amount of any payment or benefit provided for in this Section 4 or Section 5 hereof be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

         5. Certain Additional Payments by the Company.

                           (i) Whether or not you become entitled to payments
                  under this Agreement, if any of




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                  the payments or benefits received or to be received by you in connection with a change in control of the Company or the termination of your employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change in control of the Company or any person affiliated with the Company or such person) (such payments or benefits, including the Severance Payments but excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the excise tax imposed by section 4999 of the Code or any interest or penalties are incurred by you with respect to such excise tax (such excise tax, together with any such interest and penalties, being hereinafter referred to as the "Excise Tax"), the Company shall pay to you an additional amount (the "Gross-Up Payment") such that the net amount retained by you, after paying any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax on the Gross-Up Payment, shall be equal to the Total Payments.

                           (ii) For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (A) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel ("Tax Counsel") acceptable to you and selected by the accounting firm which was, immediately prior to the change in control of the Company, the Company's independent auditor (the "Auditor"), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (B) all "excess parachute payments" (within the meaning of section 280G(b)(1) of the Code) shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)(B) of the Code) in excess of the "base amount" (within the meaning of section 280G(b)(3) of the Code) allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (C) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

                           (iii) In the event that the Excise Tax is
                  subsequently determined to be less than the amount taken into account hereunder at the time of the termination of your employment, you shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by you to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income or employment tax deduction) plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of your employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by you with respect to such excess) at the time that the amount of such excess is finally determined. You and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

         6. Successors; Binding Agreement. (iv) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled to hereunder if you terminate your employment for Good Reason following a change in control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                           (ii) This Agreement shall inure to the benefit of and
                  be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

         7. Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Florida, without giving effect to the conflicts of law principles thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Sections 4 and 5 shall survive the expiration of the term of this Agreement.

         9. Validity. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         11. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted before a panel of three arbitrators in the State of Florida in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         12. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of the Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto with respect to the subject matter hereof.

         13. Effective Date; Pooling. This Agreement shall become effective as of the date set forth above. In the event that the Company is party to an agreement with respect to a transaction that is intended to qualify for "pooling of interests" accounting treatment, then (A) this Agreement shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (B) to the extent that the application of clause (A) of this Section 13 does not preserve the availability of such accounting treatment, then the Company shall have the unilateral right to amend this Agreement to the extent necessary to enable the Company's accountants to issue a "pooling" opinion with respect to such transaction, and any such amendment shall be effective as of the date hereof.

         If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                                   Sincerely,
                                   TECO Energy, Inc.


                                   By /s/
                                   -------------------------------------
                                   Name:  Roger A. Dunn
                                   Title: Vice President-Human Resources

Agreed to this _______ day
of __________________, 2000.


____________________________
Signature

                                                     PRIVILEGED AND CONFIDENTIAL


                                      Date


Name
Address 1
Address 2


Dear First Name:

         TECO Energy, Inc. (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its stockholders.

         The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

         In order to induce you to remain in the employ of the Company and in consideration of your agreement set forth in Subsection 2(iii) hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2(i) hereof) (or is deemed to be terminated subsequent to a change in control of the Company in accordance with the second sentence of Section 3 hereof) under the circumstances described below. Amd Date

         1. Term of Agreement. Subject to the provisions of Section 13 hereof, this Agreement shall commence on the date hereof and shall continue in effect through June 30, 2001; provided, however, that commencing on July 1, 2000 and each July 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than March 31 of such year, the Company shall have given notice that it does not wish to extend this Agreement (provided that no such notice may be given during the pendency of or within two years following a potential change in control of the Company, as defined in Section 2(ii) hereof); provided, further, if a change in control of the Company shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of twenty-four (24) months beyond the month in which such change in control occurred.

         2. Change in Control; Potential Change in Control. (i) Except as provided in the second sentence of Section 3 hereof, no benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below. For purposes of this Agreement, a "change in control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is in fact required to comply therewith; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

                  (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (B) during any period of twenty-four (24) consecutive months (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (A), (C) or (D) of this Section 2(i)) whose election by the Board or nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation resulting in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires 30% or more of the combined voting power of the Company's then outstanding securities; or

                  (D) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets.

                           (ii) For purposes of this Agreement, a "potential
                  change in control of the Company" shall be deemed to have occurred if:

                  (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company;

                  (B) any person (as hereinabove defined), including the Company, publicly announces an intention to take or consider taking actions which if consummated would constitute a change in control of the Company;

                  (C) any person (as hereinabove defined), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (a) is or becomes the beneficial owner, (b) discloses directly or indirectly to the Company or publicly a plan or intention to become the beneficial owner, or (c) makes a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the beneficial owner, directly or indirectly, of securities representing 9.9% or more of the combined voting power of the outstanding voting securities of the Company; or

                  (D) the Board adopts a resolution to the effect that, for purposes of this Agreement, a potential change in control of the Company has occurred.

                           (iii) You agree that, subject to the terms and
                  conditions of this Agreement, in the event of a potential change in control of the Company, you will remain in the employ of the Company until the earliest of (a) a date which is one (1) year from the occurrence of such potential change in control of the Company, (b) the termination by you of your employment after you attain "normal retirement age" under the provisions of the TECO Energy Group Retirement Plan or any successor thereto (the "Retirement Plan") or by reason of Disability as defined in Section 3(i), or (c) the date of the occurrence of a change in control of the Company.

         3. Termination Following Change in Control. If your employment is terminated following a change in control of the Company and during the term of this Agreement (as determined under Section 1 hereof), other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by you without Good Reason, then the Company shall pay you the amounts, and provide you the benefits, described in Section 4(iii) hereof. For purposes of this Agreement, your employment shall be deemed to have been terminated following a change in control of the Company by the Company without Cause or by you with Good Reason, if (i) your employment is terminated by the Company without Cause prior to a change in control of the Company (whether or not such a change in control ever occurs) and such termination was at the request or direction of a "person" (as hereinabove defined) who has entered into an agreement with the Company the consummation of which would constitute a change in control of the Company, (ii) you terminate your employment for Good Reason prior to a change in control of the Company (whether or not such a change in control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such person, or (iii) your employment is terminated by the Company without Cause or by you for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a change in control of the Company (whether or not such a change in control ever occurs).

                           (i) Disability. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six (6) consecutive months, and within thirty (30) days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability".

                           (ii) Cause. Termination by the Company of your employment for "Cause" shall mean termination upon (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason, as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Subsection and specifying the particulars thereof in detail.

                           (iii) Good Reason. "Good Reason" for termination by
                  you of your employment shall mean the occurrence (without your express written consent) after any change in control of the Company, or prior to a change in control of the Company under the circumstances described in the second sentence of Section 3 hereof (treating all references in paragraphs (A) through (H) below to a "change in control of the Company" as references to a "potential change in control of the Company"), of any one of the following acts by the Company, or failures by the Company to act:

                  (A) the assignment to you of any duties inconsistent (except in the nature of a promotion) with the position in the Company that you held immediately prior to the change in control of the Company or a substantial adverse alteration in the nature or status of your position or responsibilities or the conditions of your employment from those in effect immediately prior to the change in control of the Company;

                  (B) a reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                  (C) the Company's requiring you to be based more than twenty-five (25) miles from the Company's offices at which you were principally employed immediately prior to the date of the change in control of the Company except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                  (D) the failure by the Company to pay to you any portion of your current compensation or compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                  (E) the failure by the Company to continue in effect any material compensation or benefit plan in which you participate immediately prior to the change in control of the Company unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, than existed at the time of the change in control;

                  (F) the failure by the Company to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, or disability plans in which you were participating at the time of the change in control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the change in control of the Company, or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of your years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the change in control of the Company;

                  (G) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof; or

                  (H) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

                           (iv) Notice of Termination. Any purported termination
                  of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 7 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                           (v) Date of Termination, Etc. "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (B) if your employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than thirty (30) days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than fifteen (15) nor more than sixty
                  (60) days, respectively, from the date such Notice of Termination is given); provided that if within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a binding arbitration award; and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

         4. Compensation Upon Termination or During Disability. Following a change in control of the Company, as defined by Subsection 2(i), or prior to a change in control of the Company under the circumstances described in the second sentence of Section 3 hereof, upon termination of your employment or during a period of disability you shall be entitled to the following benefits:

                           (i) During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Company's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 3(i) hereof. Thereafter, or in the event your employment shall be terminated by reason of your death, your benefits shall be determined under the Company's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

                           (ii) If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due, and the Company shall have no further obligations to you under this Agreement.

                           (iii) If your employment by the Company terminates in
                  a manner entitling you to benefits under this Section pursuant to Section 3 hereof, then you shall be entitled to the benefits provided below:

                  (A) the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company, at the time such payments are due, except as otherwise provided below;

                  (B) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you a lump sum severance payment (together with the payments provided in paragraphs (D), (E) and (F) below, the "Severance Payments") equal to two (2) times the sum of (1) the greater of (a) your annual rate of base salary in effect on the Date of Termination or
         (b) your annual rate of base salary in effect immediately prior to the change in control of the Company and (2) the greatest of (a) the average of the last two annual bonuses (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding the Date of Termination, (b) the average of the last two annual bonuses (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding such change in control, (c) the most recent annual bonus (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding the Date of Termination, or (d) the most recent annual bonus (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding such change in control, or (e) in the event that on the date of the change in control of the the Company you have been employed by the Company for less than two years and have not yet been considered for receipt of an annual bonus, your annual incentive target award in effect immediately prior to such change in control;

                  (C) the Company shall also pay to you, within five (5) days after any such fees or expenses are incurred, all legal fees and expenses incurred by you as a result of or in connection with such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined by arbitration, in accordance with Section 11 of this Agreement, to be frivolous) or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder;

                  (D) for a twenty-four (24) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to those which you are receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(iii)(D) shall be reduced to the extent comparable benefits are actually received by you from a subsequent employer during the twenty-four (24) month period following your termination, and any such benefits actually received by you shall be reported to the Company;

                  (E) in addition to the retirement benefits to which you are entitled under the Retirement Plan, any supplemental retirement or excess benefit plan maintained by TECO or any of its subsidiaries or any successor plans thereto (hereinafter collectively referred to as the "Pension Plans"), the Company shall pay you in cash a lump sum equal to the excess of (a) the actuarial equivalent (computed at your date of termination) of the retirement pension (taking into account any early retirement subsidies and post-retirement surviving spouse benefits associated therewith and determined as an annuity payable in the normal form under the Pension Plans commencing at your normal retirement age under the Retirement Plan or any earlier date, but in no event earlier than the second anniversary of the Date of Termination, whichever annuity the actuarial equivalent of which is greatest) which you would have accrued under the terms of the Pension Plans (without regard to the limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment to the Pension Plans made subsequent to a change in control of the Company and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if you were fully vested thereunder and had continued to be a participant in each of the Pension Plans for twenty-four (24) additional months and as if you had accumulated twenty-four (24) additional months of compensation (for purposes of determining your pension benefits thereunder), each in an amount equal to the sum of the amounts determined under clauses (1) and (2) of
         Section 4(iii)(B) hereof over (b) the actuarial equivalent (computed at your date of termination) of the vested retirement pension (taking into account any early retirement subsidies and post-retirement surviving spouse benefits associated therewith and determined as an annuity payable in the normal form under the Pension Plans commencing at your normal retirement age under the Retirement Plan or any earlier date, but in no event earlier than the Date of Termination, whichever annuity the actuarial equivalent of which is greatest) which you had then accrued pursuant to the provisions of the Pension Plans. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same actuarial assumptions utilized in determining the amount of alternate forms of benefits under the Retirement Plan immediately prior to the change in control of the Company; and

                  (F) should you move your residence in order to pursue other business opportunities within one (1) year of the Date of Termination, the Company will pay you, within five (5) days after any such expenses are incurred, an amount equal to the expenses incurred by you in connection with such relocation (including expenses incurred in selling your home to the extent such expenses were customarily reimbursed by the Company to transferred executives prior to the change in control of the Company) and which are not reimbursed by another employer.

                           (iv) Except as otherwise specifically provided in
                  paragraph (C) and (F) thereof, the payments provided for in Subsection (iii) shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you payable on the fifth day after demand therefor by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the
                  Code).

                           (v) You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor, except as specifically provided in Sections 4 (iii)(D) and (F) above, shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

         5. Limit on Severance Payments. In the event that (i) any payment or benefit received or to be received by you in connection with a change in control of the Company or the termination of your employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change in control or any person affiliated with the Company or such person) (collectively with the Severance Payments, "Total Payments") would not be deductible (in whole or part) as a result of section 280G of the Code by the Company, an affiliate or other person making such payment or providing such benefit and (ii) the net amount retained by you, after paying the excise tax imposed by section 4999 of the Code and any federal, state and local income and employment taxes on the Total Payments, would not exceed the net amount that would have been retained by you after the reduction of the Severance Payments as set forth below and the payment of any federal, state and local income and employment taxes on the Total Payments as so reduced, the Severance Payments shall be reduced until no portion of the Total Payments is not deductible, or the Severance Payments are reduced to zero. For purposes of this limitation (a) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Severance Payments shall be taken into account, (b) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (c) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses (a) or (b)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (b); and (d) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the income taxes on the Total Payments, you shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Total Payments are to be made and local income taxes at the highest marginal rate of taxation in the state and locality of your residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

         6. Successors; Binding Agreement. (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled to hereunder if you terminate your employment for Good Reason following a change in control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                           (ii) This Agreement shall inure to the benefit of and
                  be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

         7. Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Florida, without giving effect to the conflicts of law principles thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

         9. Validity. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         11. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted before a panel of three arbitrators in the State of Florida in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         12. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of the Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto with respect to the subject matter hereof.

         13. Effective Date; Pooling. This Agreement shall become effective as of the date set forth above. In the event that the Company is party to an agreement with respect to a transaction that is intended to qualify for "pooling of interests" accounting treatment, then (A) this Agreement shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (B) to the extent that the application of clause (A) of this Section 13 does not preserve the availability of such accounting treatment, then the Company shall have the unilateral right to amend this Agreement to the extent necessary to enable the Company's accountants to issue a "pooling" opinion with respect to such transaction, and any such amendment shall be effective as of the date hereof.

         If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.


                                           Sincerely,
                                           TECO Energy, Inc.


                                           By /s/
                                           -------------------------------------
                                           Name:  Roger A. Dunn
                                           Title: Vice President-Human Resources


Agreed to this _______ day
of __________________, 2000.



____________________________
Signature

                                                     PRIVILEGED AND CONFIDENTIAL


                                      Date


Name
Address 1
Address 2


Dear First Name:

         TECO Energy, Inc. (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its stockholders.

         The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

         In order to induce you to remain in the employ of the Company and in consideration of your agreement set forth in Subsection 2(iii) hereof, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event your employment with the Company is terminated subsequent to a "change in control of the Company" (as defined in Section 2(i) hereof) (or is deemed to be terminated subsequent to a change in control of the Company in accordance with the second sentence of Section 3 hereof) under the circumstances described below. Amd Date

         1. Term of Agreement. Subject to the provisions of Section 13 hereof, this Agreement shall commence on the date hereof and shall continue in effect through June 30, 2001; provided, however, that commencing on July 1, 2000 and each July 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than March 31 of such year, the Company shall have given notice that it does not wish to extend this Agreement (provided that no such notice may be given during the pendency of or within two years following a potential change in control of the Company, as defined in Section 2(ii) hereof); provided, further, if a change in control of the Company shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of twenty-four
(24) months beyond the month in which such change in control occurred.

         2. Change in Control; Potential Change in Control. (i) Except as provided in the second sentence of Section 3 hereof, no benefits shall be payable hereunder unless there shall have been a change in control of the Company, as set forth below. For purposes of this Agreement, a "change in control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is in fact required to comply therewith; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

                  (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (B) during any period of twenty-four (24) consecutive months (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (A), (C) or (D) of this Section 2(i)) whose election by the Board or nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation resulting in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires 30% or more of the combined voting power of the Company's then outstanding securities; or

                  (D) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets.

                           (ii) For purposes of this Agreement, a "potential change in control of the Company" shall be deemed to have occurred if:

                  (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company;

                  (B) any person (as hereinabove defined), including the Company, publicly announces an intention to take or consider taking actions which if consummated would constitute a change in control of the Company;

                  (C) any person (as hereinabove defined), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (a) is or becomes the beneficial owner, (b) discloses directly or indirectly to the Company or publicly a plan or intention to become the beneficial owner, or (c) makes a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the beneficial owner, directly or indirectly, of securities representing 9.9% or more of the combined voting power of the outstanding voting securities of the Company; or

                  (D) the Board adopts a resolution to the effect that, for purposes of this Agreement, a potential change in control of the Company has occurred.

                           (iii) You agree that, subject to the terms and
                  conditions of this Agreement, in the event of a potential change in control of the Company, you will remain in the employ of the Company until the earliest of (a) a date which is one (1) year from the occurrence of such potential change in control of the Company, (b) the termination by you of your employment after you attain "normal retirement age" under the provisions of the TECO Energy Group Retirement Plan or any successor thereto (the " Retirement Plan") or by reason of Disability as defined in Section 3(i), or (c) the date of the occurrence of a change in control of the Company.

         3. Termination Following Change in Control. If your employment is terminated following a change in control of the Company and during the term of this Agreement (as determined under Section 1 hereof), other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by you without Good Reason, then the Company shall pay you the amounts, and provide you the benefits, described in Section 4(iii) hereof. For purposes of this Agreement, your employment shall be deemed to have been terminated following a change in control of the Company by the Company without Cause or by you with Good Reason, if (i) your employment is terminated by the Company without Cause prior to a change in control of the Company (whether or not such a change in control ever occurs) and such termination was at the request or direction of a "person" (as hereinabove defined) who has entered into an agreement with the Company the consummation of which would constitute a change in control of the Company, (ii) you terminate your employment for

Good Reason prior to a change in control of the Company (whether or not such a change in control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such person, or (iii) your employment is terminated by the Company without Cause or by you for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a change in control of the Company (whether or not such a change in control ever occurs).

                           (i) Disability. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for six (6) consecutive months, and within thirty (30) days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability".

                           (ii) Cause. Termination by the Company of your employment for "Cause" shall mean termination upon (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason, as defined in Subsections 3(iv) and 3(iii), respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in this Subsection and specifying the particulars thereof in detail.

                           (iii) Good Reason. "Good Reason" for termination by
                  you of your employment shall mean the occurrence (without your express written consent) after any change in control of the Company, or prior to a change in control of the Company under the circumstances described in the second sentence of Section 3 hereof (treating all references in paragraphs (A) through (H) below to a "change in control of the Company" as references to a "potential change in control of the Company"), of any one of the following acts by the Company, or failures by the Company to act:

                  (A) the assignment to you of any duties inconsistent (except in the nature of a promotion) with the position in the Company that you held immediately prior to the change in control of the Company or a substantial adverse alteration in the nature or status of your position or responsibilities or the conditions of your employment from those in effect immediately prior to the change in control of the Company;

                  (B) a reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                  (C) the Company's requiring you to be based more than twenty-five (25) miles from the Company's offices at which you were principally employed immediately prior to the date of the change in control of the Company except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                  (D) the failure by the Company to pay to you any portion of your current compensation or compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                  (E) the failure by the Company to continue in effect any material compensation or benefit plan in which you participate immediately prior to the change in control of the Company unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, than existed at the time of the change in control;

                  (F) the failure by the Company to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Company's pension, life insurance, medical, health and accident, or disability plans in which you were participating at the time of the change in control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the change in control of the Company, or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of your years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the change in control of the Company;

                  (G) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 6 hereof; or

                  (H) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection (iv) below (and, if applicable, the requirements of Subsection (ii) above), which purported termination shall not be effective for purposes of this Agreement.

Your right to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

                           (iv) Notice of Termination. Any purported termination
                  of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 7 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                           (v) Date of Termination, Etc. "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period), and (B) if your employment is terminated pursuant to Subsection (ii) or (iii) above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection (ii) above shall not be less than thirty (30) days, and in the case of a termination pursuant to Subsection (iii) above shall not be less than fifteen (15) nor more than sixty
                  (60) days, respectively, from the date such Notice of Termination is given); provided that if within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a binding arbitration award; and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

         4. Compensation Upon Termination or During Disability. Following a change in control of the Company, as defined by Subsection 2(i), or prior to a change in control of the Company under the circumstances described in the second sentence of Section 3 hereof, upon termination of your employment or during a period of disability you shall be entitled to the following benefits:

                           (i) During any period that you fail to perform your
                  full-time duties with the

                  Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all compensation payable to you under the Company's disability plan or program or other similar plan during such period, until this Agreement is terminated pursuant to Section 3(i) hereof. Thereafter, or in the event your employment shall be terminated by reason of your death, your benefits shall be determined under the Company's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

                           (ii) If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company at the time such payments are due, and the Company shall have no further obligations to you under this Agreement.

                           (iii) If your employment by the Company terminates in
                  a manner entitling you to benefits under this Section pursuant to Section 3 hereof, then you shall be entitled to the benefits provided below:

                  (A) the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which you are entitled under any compensation plan of the Company, at the time such payments are due, except as otherwise provided below;

                  (B) in lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you a lump sum severance payment (together with the payments provided in paragraphs (D), (E) and (F) below, the "Severance Payments") equal to two (2) times the sum of (1) the greater of (a) your annual rate of base salary in effect on the Date of Termination or
         (b) your annual rate of base salary in effect immediately prior to the change in control of the Company and (2) the greatest of (a) the average of the last two annual bonuses (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding the Date of Termination, (b) the average of the last two annual bonuses (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding such change in control, (c) the most recent annual bonus (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding the Date of Termination, or (d) the most recent annual bonus (annualized in the case of any bonus paid with respect to a partial year) paid to you preceding such change in control, or (e) in the event that on the date of the change in control of the the Company you have been employed by the Company for less than two years and have not yet been considered for receipt of an annual bonus, your annual incentive target award in effect immediately prior to such change in control;

                  (C) the Company shall also pay to you, within five (5) days after any such fees or expenses are incurred, all legal fees and expenses incurred by you as a result of or in connection with such termination, including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement (other than any such fees or expenses incurred in connection with any such claim which is determined by arbitration, in accordance with Section 11 of this Agreement, to be frivolous) or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder;

                  (D) for a twenty-four (24) month period after such termination, the Company shall arrange to provide you with life, disability, accident and health insurance benefits substantially similar to those which you are receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by you pursuant to this Subsection 4(iii)(D) shall be reduced to the extent comparable benefits are actually received by you from a subsequent employer during the twenty-four (24) month period following your termination, and any such benefits actually received by you shall be reported to the Company;

                  (E) in addition to the retirement benefits to which you are entitled under the Retirement Plan, any supplemental retirement or excess benefit plan maintained by TECO or any of its subsidiaries or any successor plans thereto (hereinafter collectively referred to as the "Pension Plans"), the Company shall pay you in cash a lump sum equal to the excess of (a) the actuarial equivalent (computed at your date of termination) of the retirement pension (taking into account any early retirement subsidies and post-retirement surviving spouse benefits associated therewith and determined as an annuity payable in the normal form under the Pension Plans commencing at your normal retirement age under the Retirement Plan or any earlier date, but in no event earlier than the second anniversary of the Date of Termination, whichever annuity the actuarial equivalent of which is greatest) which you would have accrued under the terms of the Pension Plans (without regard to the limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment to the Pension Plans made subsequent to a change in control of the Company and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if you were fully vested thereunder and had continued to be a participant in each of the Pension Plans for twenty-four (24) additional months and as if you had accumulated twenty-four (24) additional months of compensation (for purposes of determining your pension benefits thereunder), each in an amount equal to the sum of the amounts determined under clauses (1) and (2) of
         Section 4(iii)(B) hereof over (b) the actuarial equivalent (computed at your date of termination) of the vested retirement pension (taking into account any early retirement subsidies and post-retirement surviving spouse benefits associated therewith and determined as an annuity payable in the normal form under the Pension Plans commencing at your normal retirement age under the Retirement Plan or any earlier date, but in no event earlier than the Date of Termination, whichever annuity the actuarial equivalent of which is greatest) which you had then accrued pursuant to the provisions of the Pension Plans. For purposes of this Subsection, "actuarial equivalent" shall be determined using the same actuarial assumptions utilized in determining the amount of alternate forms of benefits under the Retirement Plan immediately prior to the change in control of the Company; and

                  (F) should you move your residence in order to pursue other business opportunities within one (1) year of the Date of Termination, the Company will pay you, within five (5) days after any such expenses are incurred, an amount equal to the expenses incurred by you in connection with such relocation (including expenses incurred in selling your home to the extent such expenses were customarily reimbursed by the Company to transferred executives prior to the change in control of the Company) and which are not reimbursed by another employer.

                           (iv) Except as otherwise specifically provided in
                  paragraph (C) and (F) thereof, the payments provided for in Subsection (iii) shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you payable on the fifth day after demand therefor by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the
                  Code).

                           (v) You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor, except as specifically provided in Sections 4 (iii)(D) and (F) above, shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

         5. Limit on Severance Payments. In the event that any payment or benefit received or to be received by you in connection with a change in control of the Company or the termination of your employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change in control or any person affiliated with the Company or such person) (collectively with the Severance Payments, "Total Payments") would not be deductible (in whole or part) as a result of section 280G of the Code by the Company, an affiliate or other person making such payment or providing such benefit the Severance Payments shall be reduced until no portion of the Total Payments is not deductible, or the Severance Payments are reduced to zero. For purposes of this limitation (a) no portion of the Total Payments the receipt or enjoyment of which you shall have effectively waived in writing prior to the date of payment of the Severance Payments shall be taken into account, (b) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company's independent auditors and acceptable to you does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (c) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses (a) or (b)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code or are otherwise not subject to disallowance as deductions, in the opinion of the tax counsel referred to in clause (b); and (d) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

         6. Successors; Binding Agreement. (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled to hereunder if you terminate your employment for Good Reason following a change in control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                           (ii) This Agreement shall inure to the benefit of and
                  be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

         7. Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         8. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Florida, without giving effect to the conflicts of law principles thereof. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

         9. Validity. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         11. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration conducted before a panel of three arbitrators in the State of Florida in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         12. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of the Agreement supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto with respect to the subject matter hereof.

         13. Effective Date; Pooling. This Agreement shall become effective as of the date set forth above. In the event that the Company is party to an agreement with respect to a transaction that is intended to qualify for "pooling of interests" accounting treatment, then (A) this Agreement shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (B) to the extent that the application of clause (A) of this Section 13 does not preserve the availability of such accounting treatment, then the Company shall have the unilateral right to amend this Agreement to the extent necessary to enable the Company's accountants to issue a "pooling" opinion with respect to such transaction, and any such amendment shall be effective as of the date hereof.

         If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.


                                          Sincerely,
                                          TECO Energy, Inc.


                                          By /s/
                                          -------------------------------------
                                          Name:  Roger A. Dunn
                                          Title: Vice President-Human Resources


Agreed to this _______ day
of __________________, 2000.


____________________________
Signature